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                           GENERAL COMMUNICATION, INC.
                            AUDIT COMMITTEE CHARTER*

                                     Purpose

         The purpose of the Audit Committee is to act on behalf of the board of directors ("Board") of General Communication, Inc. ("Company") and generally to carry out the following and as further described in this charter:

              o Independent Auditor Selection, Qualifications - Directly responsible for appointment, compensation, retention, oversight, qualifications and independence of the Company's independent certified public accountants ("External Auditor").

              o Internal Audit - To the extent the Company has an internal audit operation, assist in Board oversight of its performance.

              o Financial Statements - Assist in Board oversight of integrity of the Company's financial statements.

              o Financial Reports, Internal Control - Directly responsible for oversight of audit by the External Auditor of the Company's financial reports and the Company's reports on internal control.

              o Annual Reports - Prepare reports required to be included in the Company's annual proxy statement.

              o External Auditor Reports - Accept certain reports from the External Auditor ("External Auditor Reports").

              o Complaints - Receive and respond to certain complaints ("Complaints") relating to internal accounting controls and auditing matters; confidential, anonymous submissions by Company employees regarding questionable accounting or auditing matters and performance of the Company's internal audit operation, if any; or alleged illegal acts or behavior-related conduct in violation of the Company's Code of Business Conduct and Ethics ("Ethics Code"), all as described in this charter.

              o External Auditor Disagreements - Resolve disagreements between the Company and the External Auditor regarding financial reporting ("Auditor Disagreements").

              o Non-Audit Services - Review and pre-approve all non-audit services offered to the Company by the External Auditor ("Non-Audit Services").

              o Attorney Reports - Address certain attorney reports ("Attorney Reports").

              o Related Party Transactions - Review certain related party transactions ("Related Party Transactions").

              o Shareholder Reports - Prepare certain shareholder reports ("Shareholder Reports").


--------------
* As revised by the board of directors of General Communication, Inc. effective as of February 3, 2005.

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              o   Annual Plan - Prepare an annual plan for Company audit-related matters ("Annual Plan").

              o Other - Carry-out other assignments as designated by the Board.

                                   Membership

         The following are prerequisites for, and conditions on, membership on the Audit Committee:

              o Number, Qualifications - The Audit Committee shall consist of at least three, and no more than six, Board members meeting the following qualifications -

                       o Independent - Each member of the Audit Committee must be an independent director as the term is defined in this charter ("Independent Director").

                       o General Knowledge and Ability - Each Audit Committee member shall have the following knowledge and abilities -

                           o Knowledge of the primary industries in which the Company operates.

                           o Ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.

                           o Ability to understand key business and financial risks and related controls and control processes.

                       o Audit Committee Financial Expert, Attributes - At least one Audit Committee member must meet the prerequisites for an audit committee financial expert ("Audit Committee Financial Expert"), i.e., a person who has all of the following attributes -

                           o Understanding of generally accepted accounting principles and financial statements.

                           o Ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves.

                           o Experience in preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities.

                           o Understanding of internal control over financial reporting.

                           o   Understanding of audit committee functions.

                       o Acquiring Attributes of Audit Committee Financial Expert - Examples of how one may determine whether a person has acquired the attributes of an Audit Committee Financial Expert are through any one or more of the following -


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                           o   Education and experience as a principal financial
                               officer, principal accounting officer,
                               controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions.

                           o Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions.

                           o   Experience overseeing or assessing the
                               performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements.

                           o   Other relevant experience.

                       o Financial Sophistication - At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or comparable experience or background which results in the individual's "financial sophistication," including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board may presume that a person who meets the requirements for an Audit Committee Financial Expert qualifies as a financially sophisticated Audit Committee member.

                       o No Consulting Fee, Not an Affiliate - On an ongoing basis, a member of the Audit Committee must not accept any consulting, advisory, or other compensatory fee from the Company other than for Board service and must not be an affiliated person of the Company.

                           o The term "affiliated person" as applied to the Company means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

                                o An executive officer of an affiliate of the Company or a director of an affiliate who also is an employee of the affiliate is deemed to be an affiliate of the Company.

                                o A person is deemed not to be in control of the Company for these purposes if the person is not the beneficial owner, directly or indirectly, of more than 10% of any class of voting securities of the Company and is not an executive officer of the Company.

              o   Term - Subject to the terms of this charter -

                       o Member Appointment - Members of the Audit Committee shall be appointed by the Board and shall serve at the pleasure of the Board for such term as the Board may determine, taking into account the recommendations of the committee.

                       o Chair Selection - The Audit Committee chair shall be selected by committee members or, if the Board directs, by the Board, taking into account the recommendations of the committee.

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              o   Effect of Designation As Audit Committee Financial Expert -
                  Designation or identification of a person as an Audit Committee Financial Expert under this charter does not impose on that person any duties, obligations or liability that are greater than the duties, obligations, and liability imposed on another person as a member of the Audit Committee and the Board in the absence of that designation or identification. The designation or identification of a person as an Audit Committee Financial Expert under this charter does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

              o Independent Director - An Independent Director is one that meets the definition of "independent director" as prescribed by Nasdaq Stock Market Rule 4200(a)(15) ("Nasdaq Independence Rule") which reads as follows -

                           "means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:
                                    (A) a director who is, or at any time during
                           the past three years was, employed by the company or by any parent or subsidiary of the company;
                                    (B) a director who accepted or who has a
                           Family Member who accepted any payments from the company or any parent or subsidiary of the company in excess of $60,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:
                                            (i) compensation for board or board
                                    committee service;
                                            (ii) payments arising solely from
                                    investments in the company's securities;
                                            (iii) compensation paid to a Family
                                    Member who is a non-executive employee of the company or a parent or subsidiary of the company;
                                            (iv) benefits under a tax-qualified
                                    retirement plan, or non-discretionary
                                    compensation;
                                            (v) loans from a financial
                                    institution provided that the loans (1) were made in the ordinary course of business, (2) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, (3) did not involve more than a normal degree of risk or other unfavorable factors, and (4) were not otherwise subject to the specific disclosure requirements of SEC Regulation S-K, Item 404;
                                            (vi) payments from a financial
                                    institution in connection with the deposit of funds or the financial institution acting in an agency capacity, provided such payments were (1) made in the ordinary course of business; (2) made on substantially the same terms as those prevailing at the time for comparable transactions with the general public; and
                                    (3) not otherwise subject to the disclosure requirements of SEC Regulation S-K, Item 404; or
                                            (vii) loans permitted under Section
                                    13(k) of the . . . [Securities Exchange Act of 1934 ("Exchange Act")]. Provided, however, that in addition to the requirements contained in this paragraph
                                    (B), audit committee members are also
                                    subject to

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                                    additional, more stringent requirements
                                    under [Nasdaq Stock Market
                                    ("Nasdaq")] Rule 4350(d).
                                    (C) a director who is a Family Member of an
                           individual who is, or at any time during the past three years was, employed by the company or by any parent or subsidiary of the company as an executive officer;
                                    (D) a director who is, or has a Family
                           Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:
                                            (i) payments arising solely from
                                    investments in the company's securities; or
                                            (ii) payments under
                                    non-discretionary charitable contribution matching programs.
                                    (E) a director of the listed company who is,
                           or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the listed company serve on the compensation committee of such other entity; or
                                    (F) a director who is, or has a Family
                           Member who is, a current partner of the company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at any time during any of the past three years.
                                    (G) In the case of an investment company, in
                           lieu of paragraphs (A)-(F), a director who is an "interested person" of the company as defined in section 2(a)(19) of the Investment Company Act of 1940, other than in his or her capacity as a member of the board of directors or any board committee."

              o Lack of Independence - The following conditions are incompatible with a director being independent under the Nasdaq Independence Rule, unless they have been absent for three years -

                       o Company Employment, Family Member - Being employed by the Company, any parent, or any subsidiary of the Company, or having a "Family Member" who is employed as an executive officer of any of those entities.

                           o The Nasdaq Independence Rule defines "Family Member" as "a person's spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person's home."

                       o Company Payments - Receiving more than $60,000 in payments from the Company (including any parent or subsidiary of the Company) or having a Family Member who received payments in that amount. The payments referred to here exclude director and committee fees, payments from investments in the Company's securities, compensation to a family member who is not an executive officer of the Company (or a parent or subsidiary of the Company), loans permitted under
                           Section 13(k) of the Exchange Act, and pension or other deferred compensation for prior service that is not contingent on continued service.

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                       o   Service on Compensation Committee - Being an
                           executive officer of another entity that has had any of the Company's executive officers serve on its compensation committee or having a family member who was an executive officer of another entity under such conditions.

                       o External Auditor Partner - Being a current partner of the External Auditor or partner or employee of the External Auditor who worked on the Company's audit any time in the past three years or having a family member who has such a relationship.

                       o Principal of Service Provider - Being a partner, controlling shareholder, or executive officer of another company that pays or receives from the Company, in any single year, amounts exceeding the greater of $200,000 or 5% of the recipient company's consolidated gross revenues (or having a family member that makes or receives such payments). The requirement excludes payments from investments in the Company's securities and payments under non-discretionary charitable contribution matching programs.

              o Removal and Replacement - An Audit Committee member may be removed or replaced by, and any vacancies on the committee may be filled by, the Board, taking into account recommendations of the committee.

                              Operating Principles

         The Audit Committee shall fulfill its responsibilities within the context of the following overriding principles:

              o Meetings - The Chair of the Audit Committee, in consultation with committee members, shall determine the frequency and schedule of committee meetings, provided the committee will meet at least two times per year. The Audit Committee meetings and matters relating to them are subject to the provisions of the Company's Bylaws ("Bylaws"). The Audit Committee may ask members of management or others whose advice and counsel are relevant to the issues then being considered by the committee to attend any meetings and to provide such information as the committee may request.

              o Agenda - The Chair of the Audit Committee shall develop the committee's agenda, in consultation with other committee members. Each member of the Board and members of management are free to suggest the inclusion of items on the agenda. The agenda and information concerning the business which shall be conducted at each Audit Committee meeting shall, to the extent practicable, be distributed to committee members sufficiently in advance of each meeting to permit meaningful review.

              o Quorum - A majority of the authorized number of Audit Committee members, regardless of possible vacancies, shall constitute a quorum. The Audit Committee may act by a majority of the members present at a meeting of the committee at which at least a quorum is present.

              o Delegation - The Chair of the Committee may, through the Committee by resolution, delegate authority to act on behalf of the Chair. The Committee may, by resolution, delegate authority to subcommittees or individual members of the Committee as it deems appropriate.

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              o   Communications - The chair and others on the Audit Committee shall, to the extent appropriate, have contact throughout the year with senior management, other committee chairs, other key committee advisors, the External Auditor, etc., as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues.

              o Committee Education and Orientation - The Audit Committee, with management, shall develop and participate in a process for review of important financial and operating topics that present potential significant risk to the Company. Additionally, individual Audit Committee members are encouraged to participate in relevant and appropriate self-study education to assure understanding of the business and environment in which the Company operates.

              o Committee Meeting Attendees - The Audit Committee shall request members of management, counsel, and the External Auditor, as applicable, to participate in committee meetings, as necessary to carry out committee responsibilities. The External Auditor or counsel may, at any time, request a meeting with the Audit Committee or its chair, with or without management in attendance. In any case, the Audit Committee shall meet separately with the External Auditor, at least annually.

              o Reporting to the Board of Directors - The Audit Committee, through the committee chair, shall report periodically, as deemed necessary, but at least annually, to the full Board. In addition, summarized minutes from Audit Committee meetings shall be available to each Board member at least one week prior to the subsequent meeting of the Board.

              o Committee Expectations and Informational Needs - The Audit Committee shall communicate its expectations and the nature, timing, and extent of its informational needs to management, and external parties, including the External Auditor. Written materials, including key performance indicators and measures related to key business and financial risks, if not previously distributed to the full Board, shall be received from management, auditors, and others at least one week in advance of meeting dates.

              o Authority to Hire Legal Counsel and Others - The Audit Committee shall have authority to engage an administrative staff and outside advisors in such areas as law, accounting, internal control, and information systems, and other advisors necessary to carry out the committee's duties.

              o Funding - The Company shall adequately fund the budget of the Audit Committee, including funding to cover paying the External Auditor for services in connection with preparing or issuing audit reports, performing other audit functions, reviewing and attesting services and providing other services to the Company, paying Audit Committee member salaries or fees, if any, paying committee staff and advisors, if any, and paying ordinary administrative expenses of the committee.

                       Relationship with External Auditor

         The following apply in the relationship between the Audit Committee and the External Auditor:

              o External Auditor Responsible To Audit Committee and Board - The External Auditor, in its capacity as an independent public accountant, shall be responsible to the Audit Committee and the Board as representatives of the shareholders.

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              o   Audit Committee Oversight - In executing its oversight of the
                  External Auditor, the Audit Committee shall review the work of the External Auditor. The External Auditor shall review Company financial reports and shall report to the Audit Committee. The External Auditor shall report all relevant issues to the Audit Committee responsive to agreed-upon committee expectations.

              o Annual Performance Review - The Audit Committee shall annually review the performance (effectiveness, objectivity, and independence) of the External Auditor. The Audit Committee shall obtain a formal written statement from the External Auditor delineating all relationships between the External Auditor and the Company consistent with standards set by the Independence Standards Board. Additionally, the Audit Committee shall discuss with the External Auditor relationships or services that may affect auditor objectivity and independence. In the event the Audit Committee shall not be satisfied with the External Auditor's assurances of independence, the committee shall take, or recommend to the full Board, appropriate action which shall ensure the independence of the External Auditor.

              o Significant Issues Not Adequately Addressed - If the External Auditor identifies significant issues relative to the overall Board responsibility that have been communicated to management but, in the External Auditor's judgment, have not been adequately addressed, the External Auditor should communicate these issues to the chair of the Audit Committee.

                            Primary Responsibilities

         The Audit Committee shall have primary responsibility for the following:

              o Oversight - Exercising oversight of External Auditor and of Internal Audit.

              o   Non-Audit Services - Addressing Non-Audit Services.

              o Financial Reporting - Monitoring financial reporting and risk control related matters.

              o Complaints - Addressing Complaints on certain alleged illegal acts and unethical behavior in violation of the Ethics Code, and other matters.

              o   Attorney Reports - Addressing Attorney Reports.

              o   Related Party Transactions - Reviewing Related Party
                  Transactions.

              o   Annual Plans - Preparing Annual Plans.

              o   Shareholder Reports - Preparing Shareholder Reports.

              o   External Auditor Reports - Accepting External Auditor Reports.

              o Performance Evaluations - Conducting Audit Committee performance evaluations ("Audit Committee Performance Evaluations").

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Exercising Oversight of External Auditors, Internal Audit

         The Audit Committee is directly responsible for appointment, compensation, retention, oversight, qualifications and independence of the External Auditor. All audit services provided by the External Auditor must be preapproved by the Audit Committee. To the extent the Company shall have, at any time, an internal audit operation, the Audit Committee shall assist in the Board oversight of the performance of that operation. The relationship between the External Auditor and the Audit Committee is further described under "Relationship with External Auditor."

Addressing Non-Audit Services

         All Non-Audit Services, including tax services but excluding those prohibited by federal securities law, must be pre-approved by the Audit Committee, subject to the following:

              o Limitations on Approval - A Non-Audit Service may be approved by the Audit Committee only if it does not compromise independence of the External Auditor.

              o Audit Committee Judgment - The Audit Committee must use its judgment to decide whether a service can be performed by the External Auditor without impairing, either in fact or in appearance, the independence of the External Auditor and subject to the following -

                  o Starting Point - The starting point for rendering a determination whether independence may be impaired shall be the following three principles -

                           o An auditor cannot function in the role of management.

                           o   An auditor cannot audit the auditor's own work.

                           o An auditor cannot serve in an advocacy role for the auditor's client.

                  o Factors To Consider - When approving Non-Audit Services, the following factors shall be considered -

                           o   Whether the service is being performed
                               principally for the Audit Committee.

                           o The effects of the service, if any, on audit effectiveness or on the quality and timeliness of the Company's financial reporting process.

                           o Whether the service would be performed by specialists, e.g., technology specialists, who ordinarily also provide recurring audit support.

                           o Whether the service would be performed by audit personnel and, if so, whether it will enhance their knowledge of the entity's business and operations.

                           o Whether the role of those performing the service, e.g., a role where neutrality, impartiality, and auditor skepticism are likely to be subverted, would be inconsistent with the auditor's role.

                           o Whether the audit firm's personnel would be assuming a management role or creating a mutuality of interest with management.

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                           o   Whether the auditors, in effect, would be
                               "auditing their own numbers."

                           o Whether the project must be started and completed very quickly.

                           o Whether the audit firm has unique expertise in the service.

                           o   The size of the fee for the service.

              o Optional Approval Procedures - The Audit Committee has the following options for approving Non-Audit Services -

                  o Full Audit Committee - The full Audit Committee can consider each Non-Audit Service.

                  o Designee - The Audit Committee can designate one of its members to approve a Non-Audit Service, with that member reporting approvals to the full committee.

                  o Pre-Approval of Categories - The Audit Committee can pre-approve categories of Non-Audit Services. Should this option be chosen, the categories must be specific enough to ensure that -

                           o The Audit Committee knows exactly what it is approving and can determine the effect of such approval on auditor independence.

                           o Management will not find it necessary to decide whether a specific service falls within a category of pre-approved Non-Audit Service.

              o Prohibited Services - The nine services specifically prohibited by federal securities law are as follows -

                  o Bookkeeping - Bookkeeping or other services related to the accounting records or financial statements of the Company.

                  o Financial Information Systems - Financial information systems design and implementation.

                  o Appraisal and Related Services - Appraisal or valuation services, opinions, or contribution-in-kind reports.

                  o   Actuarial Services - Actuarial reports.

                  o   Internal Audit - Internal audit outsourcing services.

                  o   Human Resources - Management functions or human resources.

                  o Broker-Dealer and Related Services - Broker or dealer investment adviser, or investment banking services.

                  o Legal Services - Legal services and expert services unrelated to the audit.

                  o Other Services - Any other service that the federally established Public Company Accounting Oversight Board determines is impermissible.

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              o   Limited Waiver - The pre-approval requirement as applied to a
                  Non-Audit Service may be waived for the Company should all of the following be satisfied -

                  o Limit on Aggregate Amount - The aggregate amount of all Non-Audit Services constitutes not more than 5% of the total amount of revenues paid by the Company to the External Auditor during the fiscal year in which the Non-Audit Services are provided.

                  o Original Intent - The service is originally thought to be a part of an audit by the External Auditor.

                  o Resulting Service - The service turns out to be a Non-Audit Service.

                  o Notification of Audit Committee - The Non-Audit Service is promptly brought to the attention of the Audit Committee and approved prior to completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee.

              o Disclosure to Shareholders - Approval by the Audit Committee of Non-Audit Services shall be disclosed to Company investors in periodic reports required by Section 13(a) of the Exchange Act.

              o Limited Delegation - The Audit Committee may delegate to one or more designated members of the committee, who are Independent Directors of the Board, the authority to grant pre-approvals as described in this section. The decisions of any member to whom such authority is delegated is to be presented to the full Audit Committee at each of its scheduled meetings.

Monitoring Financial Reporting and Risk Control Related Matters

         The Audit Committee shall review and assess the following:

              o Risk Management - The Company's business risk management process, including the adequacy of the Company's overall control environment and controls in selected areas representing significant financial and business risk.

              o Annual Reports and Other Major Regulatory Filings - All major financial reports in advance of filing or distribution.

              o Internal Controls and Regulatory Compliance - The Company's system of internal controls for detecting accounting and reporting financial errors, fraud and defalcations, legal violations and noncompliance with the Ethics Code pertaining to accounting, internal controls on accounting or audit matters.

              o Regulatory Examinations - Inquiries from the Securities and Exchange Commission ("SEC") and the results of examinations by other regulatory authorities in terms of important findings, recommendations, and management's response.

              o External Audit Responsibilities - External Auditor independence and the overall scope and focus of the annual or interim audits, including the scope and level of involvement with unaudited quarterly or other interim-period information.

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              o   Financial Reporting and Controls - Key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related External Auditor views, the bases for audit conclusions and important conclusions on interim and year-end audit work in advance of the public release of financials.

              o Auditor Recommendations - Important External Auditor recommendations on financial reporting, controls, other matters, and management's response; and the views of management and the External Auditor on the overall quality of annual and interim financial reporting.

Addressing Complaints on Certain Illegal Acts, Unethical Behavior, Other Matters

         The Audit Committee shall have the following special duties:

              o Complaints - The Audit Committee, from time to time, when it shall receive a Complaint, i.e., an inquiry or complaint or when the committee independently shall decide in accordance with this charter, shall review and make a determination and recommend appropriate action to be taken by the Board on the Complaint, subject to the following -

                  o Specific Meaning - In this context, "Complaint" shall mean any one or more of the following involving an officer, director, or employee of the Company or any of its directly or indirectly wholly-owned subsidiaries ("Employee" or, where the subject of the Complaint is limited to a director on the board of directors of one or more of those entities, "Director") -

                           o Allegation of illegal activity or unethical behavior-related violation of the Ethics Code by an Employee pertaining to a Company accounting, internal control on accounting, or audit matter ("Accounting Violation").

                           o A confidential, anonymous or other submission by an Employee of concern regarding an alleged Company questionable accounting or audit practice ("Questionable Accounting Practice").

                           o Allegation of illegal activity or unethical behavior-related violation of the Ethics Code by an Employee pertaining to a matter other than an Accounting Violation ("Unethical Conduct").

              o Procedure - The following shall constitute the Company's procedure for receipt, retention and treatment of Complaints regarding Accounting Violations, Questionable Accounting Practices or Unethical Conduct -

                  o Specific Allegations - Topics that may be addressed in Complaints must relate to specific alleged Accounting Violations, Questionable Accounting Practices or Unethical Conduct.

                  o Accounting Violations and Questionable Accounting Practices - A Complaint regarding Accounting Violations or Questionable Accounting Practices must be directed to the Audit Committee for response or investigation. Topics that may be addressed in such Complaints include, but are not limited to the following -


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                           o   Allegations of fraud or deliberate error in the
                               preparation of the Company financial statements.

                           o Allegations of fraud or deliberate error in the review or audit of Company financial statements.

                           o Allegations of fraud or deliberate error in maintaining Company financial records.

                           o Deficiencies in internal control, or violations of internal control policies.

                           o   False statements by a senior officer or
                               accountant regarding matters included in financial reports or records.

                           o   False statements made to independent auditors.

                           o Other information that can have a material impact on the fairness of the Company's financial statements.

                  o Director Unethical Conduct Complaint - A Complaint regarding Unethical Conduct by a Director must be directed to the following committee for response and investigation, if any, as conditioned -

                           o Audit Committee, should the Complaint relate to an Accounting Violation by an Employee, with a copy of the Complaint delivered to the chair of the Nominating and Corporate Governance Committee.

                           o Nominating and Corporate Governance Committee, should the Complaint relate to Unethical Conduct by the Director which does not involve an Accounting Violation, with a copy of the Complaint delivered to the chair of the Audit Committee.

                           o Audit Committee and Nominating and Corporate Governance Committee, should the Complaint relate to both an Accounting Violation by an Employee, and Unethical Conduct by the Director which does not involve an Accounting Violation.

                  o Employee (Not Director) Unethical Conduct - A Complaint regarding Unethical Conduct by an Employee who is not a Director must be directed to the Employee's supervisor or the Chief Financial Officer for response or investigation. Should the Complaint be submitted to the Employee's supervisor, a copy must be directed to the Chief Financial Officer, unless the Complaint pertains to that officer, in which case the copy must be directed to the Company's Chief Executive Officer ("Chief Executive Officer").

                  o Written Complaint - A Complaint must be in writing, contain sufficient detail to provide a basis for the investigator to make an independent determination as to whether an Accounting Violation, Questionable Accounting Practice or Unethical Conduct has occurred.

                  o Signature, Date - A Complaint must be signed and dated by the complainant-Employee in the case of an Accounting Violation or Unethical Conduct-related Complaint.

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                  o   Signature Not Required on Confidential or Anonymous
                      Questionable Accounting Practice Complaint - A Questionable Accounting Practice-related Complaint need not be signed, should the complainant be seeking confidential or anonymous treatment of the Complaint. However, it must be dated.

                  o Delivery of a Complaint To a Committee - A Complaint directed to the Audit Committee or the Nominating and Corporate Governance Committee must be addressed and mailed or otherwise delivered to the chair of the appropriate committee at the Company's corporate offices as follows -

                       CONFIDENTIAL                       CONFIDENTIAL
                       ATTN: Chair, Audit     or          ATTN: Chair,
                       Committee                          Nominating and
                       (Complaint)                        Corporate Governance
                       General Communication,             Committee (Complaint)
                        Inc.                              General Communication,
                       (Complaint)                        Inc.
                       2500 Denali Street,                2500 Denali Street,
                       Suite 1000                         Suite 1000
                       Anchorage, Alaska  99503           Anchorage, Alaska
                                                          99503

                  o Delivery of a Complaint To the Chief Financial Officer - A Complaint directed to the Chief Financial Officer must be addressed and mailed or otherwise delivered to that officer at the Company's corporate offices as follows -

                           CONFIDENTIAL
                           ATTN:  Chief Financial Officer (Complaint)
                           General Communication, Inc.
                           2500 Denali Street, Suite 1000
                           Anchorage, Alaska 99503

                  o Other Forms of Delivery - The Chief Financial Officer, in conjunction with the chairs of the Audit Committee and the Nominating and Corporate Governance Committee, shall review and, in the event they shall reach consensus, recommend to the Board other possible means by which a complainant shall deliver a Complaint to the Company, including, but not limited to, an internet address or a toll-free telephone number.

                  o Complaint Filing System - The Chief Financial Officer, in conjunction with the chairs of the Audit Committee and the Nominating and Corporate Governance Committee, shall establish a procedure compatible with the charters of both committees and the Ethics Code and providing for the corresponding investigator of a Complaint to log the Complaint into a filing system specifically established to retain, process, and otherwise provide for the treatment of Complaints ("Complaint Filing System").

                           o The Complaint Filing System will be used by each of these three investigators in the separate duties of each in addressing a Complaint.

                  o Processing of a Complaint - The recipient (investigator) of the Complaint will log the Complaint into the Complaint Filing System, subject to the following -

                           o Should the Complaint be in the nature of an allegation of an Accounting Violation, a Questionable Accounting Practice or Unethical Conduct, the investigator must determine, based upon the information provided in the

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                               Complaint and independent investigation which the
                               investigator, in the investigator's sole discretion, deems appropriate given the nature of the Complaint, whether there is a reasonable basis for the allegation made in the Complaint, investigate the Complaint, decide whether to hold a hearing on the matter and, should the investigator choose to hold such a hearing, give notice of, and hold the hearing on, the Complaint, request witnesses to appear at the hearing, and otherwise gather evidence necessary for the investigator to render a determination on the Complaint and submit a written determination to, and recommend appropriate action by, the Board.

                           o Should the Complaint be in the nature of a Questionable Accounting Practice where the Complaint is unsigned or where the complainant has otherwise indicated the Complaint is presented as a confidential, anonymous submission to the investigator, the investigator must determine, based upon the information provided in the Complaint and independent investigation which the investigator, in the investigator's sole discretion, deems appropriate given the nature of the Complaint, whether there is a reasonable basis for the allegation made in the Complaint, render a determination on the Complaint and submit a written determination to, and recommend appropriate action by, the Board.

                           o Should the Complaint be in the nature of an inquiry without allegation of an Accounting Violation, Questionable Accounting Practice or Unethical Conduct, the recipient may either respond directly to the complainant or, in the recipient's sole discretion, recommend to the Board appropriate action.

                           o The investigator will, regardless of the nature of the Complaint, seek to process it in a timely manner.

                           o The investigator shall be informed of the receipt of Complaints at least on a weekly basis. In the event the Complaint shall be directed to a committee, the chair of the committee shall be informed of the receipt of the Complaint within not more than two business days.

                           o A Complaint pertaining to one or more executive officers or Directors must receive especially timely review by the corresponding investigator.

                           o Each investigator will decide, upon initial review of a Complaint, whether a formal investigation shall be initiated and the extent of it, including who shall carry out the investigation, and the resources which shall be deemed necessary to carry it out.

                           o All signed Complaints will be acknowledged as received by the investigator. In the event the signed Complaint shall be directed to a committee, the chair of the committee, or the chair's designee shall acknowledge receipt of the Complaint.

                           o In the event the investigator shall conclude a Complaint as not one subject to the scope of the investigator's responsibilities under a committee charter or otherwise but as one raising legitimate issues, the

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                               investigator shall forward the matter to the
                               Chief Financial Officer for direct action or referral to the appropriate person for review and action.

                  o Annual Status Report - The Audit Committee, the Nominating and Corporate Governance Committee, and the Chief Financial Officer as investigators of Complaints, will at least annually each provide reports to the Board on the status of Complaints received during the year, including, but not limited to, a brief description of each, the status of each, and recommended action, if any, on each by the Board (affirmative relief or closure of a file on a Complaint for which the investigator has not received additional requested information from the complainant within a reasonable time which the investigator deems necessary to make a determination in the matter).

                  o Retention of Closed File - A Complaint file, once closed, will be retained for a time period of 10 years and in accordance with the Company's appropriate records retention policy, after which it will be destroyed. Unless specifically provided otherwise in that policy, the Chief Financial Officer or the officer's designee is the custodian of a closed Complaint file.

                  o Confidential Treatment - An investigator will be particularly sensitive to the confidential nature of Complaints, especially ones where the complainant has made the Complaint through a confidential or anonymous submission. Complaint files will not be available generally to Employees except with the permission of the investigator and only in accordance with the Company's policy on confidential records, if any, pertaining to the subject matter of the Complaint.

                  o Committee Review - In the event the investigator shall be the Audit Committee or the Nominating and Corporate Governance Committee, a Complaint shall be reviewed initially by the chair, or the chair's designee, and an initial analysis submitted to the committee. Any formal action taken by the committee on the Complaint must be at a duly scheduled meeting at which at least a quorum of its members is present, and a determination on the Complaint must be by vote of at least a majority of the committee present, subject further to the procedural requirements of the Bylaws.

                  o Other Procedures - The Audit Committee shall adopt such other procedures, subject to prior Board approval, as may be necessary to carry out the committee's responsibilities in addressing Complaints, Auditor Disagreements, and other matters addressed in this section.

              o Other Complaint-Related Matters - The Audit Committee shall address other Complaint-related matters as designated by the Board.

              o Disagreements - The Audit Committee, when it shall receive notice of, or when the committee independently shall become aware of, an Auditor Disagreement, i.e., a disagreement between Company management and the External Auditor regarding financial reporting, shall, in accordance with this charter, review and resolve the Auditor Disagreement.

                  o Timely Review - In this context, the Audit Committee shall review the Auditor Disagreement in a timely fashion and provide a written determination with supporting argument for it, and the determination of the Audit Committee regarding the Auditor Disagreement shall be final.

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Addressing Attorney Reports

         The Audit Committee shall address an Attorney Report, i.e., a report of evidence of a securities violation or other infraction involving the Company subject to the following:

              o Report Required - An attorney retained by, or otherwise employed by, the Company and appearing and practicing before the SEC on behalf of the Company who becomes aware of evidence of a suspected material violation of securities law ("Reporting Attorney") is required to submit an Attorney Report to the Company's Senior Vice President-Regulatory Affairs ("Chief Legal Counsel"), or if the matter relates to the Chief Legal Counsel, to the Company's Chief Executive Officer ("Chief Executive Officer") for appropriate response (collectively, the Chief Legal Counsel or the Chief Executive Officer, "recipient") and subject to the following -

                  o Appearing and Practicing - An attorney is deemed to be "appearing and practicing before the SEC" in the representation of the Company, and therefore subject to the provisions of this section on Attorney Reports, if the attorney performs specific services (representing the Company before the SEC, transacting business with the SEC including communications in any form filed with the SEC, or advising the Company on a filing with the SEC), but only if the attorney provides those services in an attorney-client capacity.

                  o Material Violation - A "material violation" includes a material violation of federal or state securities law, a material breach of fiduciary duty arising under federal or state law, or a similar violation of any federal or state law by an officer, director, employee or agent of the Company.

                  o Content - The Attorney Report must contain details of the suspected material violation and the relevant evidence regarding the material violation.

              o Appropriate Response - The recipient of the Attorney Report must inquire into evidence contained in the report, and, unless the recipient reasonably believes no material violation has occurred, is ongoing, or is about to occur, the recipient must take steps to initiate an appropriate response, i.e., take all reasonable steps to cause the Company to adopt an appropriate response and subject further to the following -

                  o Referral To Audit Committee - The recipient may choose not to make a determination on the matter or refer the Attorney Report to the Audit Committee, in which case the committee is responsible to inquire into the evidence and, if necessary, formulate an appropriate response.

                  o Notice To Reporting Attorney - The recipient must within a reasonable time advise the Reporting Attorney as to what the recipient has done regarding the report.

                  o Receipt of Appropriate Response - Should the Reporting Attorney receive what that attorney believes to be an appropriate response within a reasonable time, the responsibility of that attorney as to the Attorney Report is complete.

                  o No Appropriate Response - Should the Reporting Attorney not receive an appropriate response within a reasonable time, that attorney must report the

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                      evidence directly to the Audit Committee. Once that report is made to that committee, the responsibility of the Reporting Attorney is complete.

                  o Specific Meaning - The "appropriate response" requirement is met if, after receiving a response, the Reporting Attorney reasonably believes that no material violation occurred, is ongoing, or is about to occur, the Company has adopted appropriate preventative or remedial measures, or the matter has been referred to an attorney with the consent of the Board, the Audit Committee, or the Chief Legal Officer, who has investigated the evidence and the Company has implemented any remedial recommendations made by the attorney, or the Company has been advised by that attorney that the attorney may assert a colorable defense with regard to the evidence of a material violation.

              o Other Procedures - The Audit Committee shall adopt such other procedures, subject to prior Board approval, as may be necessary to carry out the committee's responsibilities in addressing Attorney Reports.

Reviewing Related-Party Transactions

         The Audit Committee shall be responsible, in the context of Related Party Transactions, for the following:

              o Review - The Audit Committee shall review all Related Party Transactions for possible conflict of interest situations on an ongoing basis.

                  o Scope of Related Party Transactions - A Related Party Transaction is a transaction required to be disclosed pursuant to Item 404 of Regulation S-K adopted by the SEC.

              o Approval - All Related Party Transactions must be approved by the Audit Committee.

Preparing Annual Plans

         The Audit Committee, with responses from management and other key committee advisors, shall develop an Annual Plan, i.e., a plan for Company audit-related matters addressing the Primary Responsibilities detailed in this charter. The Annual Plan shall be reviewed and approved by the full Board.

Preparing Shareholder Reports

         The Audit Committee shall make available to shareholders a Shareholder Report, i.e., a summary report on the scope of its activities. The Shareholder Report may be identical to the report that appears in the Company's annual report.

Accepting External Auditor Reports

         External Auditor Reports shall be subject to the following:

              o Receipt of Report - The Audit Committee shall receive External Auditor Reports directly from the External Auditor. The External Auditor Reports shall be submitted at least annually as shall be requested by the Audit Committee.

              o Content of Report - The External Auditor Report shall include the following:

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                  o   Staffing, Scope - Audit staffing and supervision, and
                      scope of audit.

                  o Critical Accounting Policies - Critical accounting policies and practices, alternative accounting treatments, the reasons for selecting such policies, and their impact on the fairness of the Company's financial statements.

                  o Significant Estimates - Significant estimates made by management in the preparation of financial reports.

                  o Communications - Nature and content of communications between the External Auditor and Company management.

                  o Off-Balance Sheet Transactions - Off-balance sheet transactions, joint ventures, contingent liabilities, or derivative transactions, and their impact on the fairness of financial statements.

                  o External Auditor Proposed Adjustments - External Auditor proposed adjustments, including those recorded by management and those not recorded by management.

                  o Difficulties with Management - Difficulties encountered with management during the audit.

                  o Disagreements with Management - Disagreements with management regarding accounting and reporting issues.

                  o Legal Matters - Material legal matters that may impact the financial statements.

                  o Overall Fairness - External Auditor's opinion on the overall fairness of the financial statements.

              o Written Record - The Audit Committee shall keep a written record of all communications with the External Auditor. The Audit Committee may request that the External Auditor put its comments in writing.

              o Deadline for Report - The Audit Committee must receive a complete report from the External Auditor on the matters addressed in the External Auditor Report prior to completion of the annual audit.

              o Regular Communications - The Audit Committee shall maintain regular communications with the External Auditor on the topics addressed in the External Auditor Report in connection with Company quarterly reports and other Company financial reports.

Conducting Audit Committee Performance Evaluations

         The Audit Committee shall each year conduct an Audit Committee Performance Evaluation, i.e., it shall review, discuss, and assess its own performance as well as the committee's purpose and responsibilities, seeking responses from senior management, the full Board, and others. Changes, if any, in the Audit Committee's purpose or responsibilities or, generally, changes to this charter shall be recommended to the full Board for approval.

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                                  Other Matters

         The foregoing provisions of this charter are not intended to be exhaustive. The Audit Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its purposes and responsibilities.

         Nothing in this charter is intended to, and must not be construed as, creating any responsibility or liability of the members of the Audit Committee except to the extent otherwise provided under applicable Alaska law which continues to set the legal standard for the conduct of the committee members.

         ADOPTED by the board of directors of General Communication, Inc.as of this 3rd day of February, 2005.



                                                     /s/
                                                     John M. Lowber
                                                     Secretary

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